UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2026

USBC, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-37479	90-0273142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 E 2nd Street, 15th Floor, Reno, NV	89501
(Address of principal executive offices)	(Zip Code)

775-239-7673
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	USBC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 5.02(b) Chief Financial Officer Transition

On August 21, 2026, Kitty Payne notified USBC, Inc. (the "Company") of her intention to transition from the position of Chief Financial Officer of the Company to the position of Chief Financial Officer of Vast Bank, N.A., a wholly-owned subsidiary of Vast Holdings, Inc., an affiliated entity that is also majority-owned by the Company’s Chairman and CEO, Robert Gregory Kidd.

Ms. Payne notified the Company that she will begin serving as Chief Financial Officer of Vast Bank, a national bank chartered by the Office of the Comptroller of the Currency and headquartered in Tulsa, Oklahoma, effective August 31, 2026.

Ms. Payne’s transition to the role of Chief Financial Officer of Vast Bank reflects the continued advancement of the Company's tokenized deposit initiative, and will allow her to bring her experience to support Vast Bank as the initial issuing bank of the initiative. Her decision is not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

The Company has identified Ms. Payne's successor and expects to announce the appointment separately.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which may cause actual results to differ materially from those expressed or implied in such statements, more fully detailed in the section captioned “Risk Factors” in the Company’s most recent Annual Report on Form 10-K for the transition period ended December 31, 2025, Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026, Current Reports on Form 8-K, and other reports filed with the SEC from time to time. As a result of these matters, changes in facts, assumptions not being realized, or other circumstances, the Company’s actual results may differ materially from those expressed or implied in such statements. Forward-looking statements contained in this Current Report are only made as of this date, and the Company undertakes no duty to update such information after the date of this Current Report except as required under applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

USBC, INC.

Date: August 24, 2026	By:	/s/ Robert Gregory Kidd
	Name:	Robert Gregory Kidd
	Title:	Chief Executive Officer
(Principal Executive Officer)